UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2006
UNITED DOMINION REALTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.
     Effective July 27, 2006, United Dominion Realty Trust, Inc. (the “Company”) entered into an indemnification agreement with Michael A. Ernst, the Company’s Executive Vice President, Treasurer and Chief Financial Officer, in the form previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K dated May 2, 2006 and filed with the Securities and Exchange Commission on May 8, 2006 (Commission File No. 1-10524). The form of indemnification agreement filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K dated May 2, 2006 is incorporated herein by reference.
ITEM 2.02. Results of Operations and Financial Condition.
     On July 31, 2006, the Company issued a press release announcing its financial results for the quarter ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report. The information contained in Exhibit 99.1 is being furnished to, but not filed with, the Securities and Exchange Commission.
ITEM 7.01. Regulation FD Disclosure.
     Beginning August 1, 2006, the information included as Exhibit 99.2 to this report will be available on the Company’s website. The information contained in Exhibit 99.2 is being furnished to, but not filed with, the Securities and Exchange Commission.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K dated May 2, 2006 and filed with the SEC on May 8, 2006 (Commission File No. 1-10524)).

99.1	Press Release dated July 31, 2006.

99.2	Materials Relating to Mature Market Trends as of June 2006.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.
Date: August 1, 2006	/s/ David L. Messenger
David L. Messenger
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K dated May 2, 2006 and filed with the SEC on May 8, 2006 (Commission File No. 1-10524)).

99.1	Press Release dated July 31, 2006.

99.2	Materials Relating to Mature Market Trends as of June 2006.

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